UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 27, 2010

Cooper Industries plc
__________________________________________
(Exact name of registrant as specified in its charter)

Ireland	1-31330	98-0632292
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5 Fitzwilliam Square, Dublin 2, Ireland		2
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer.

On April 27, 2010, the Board of Directors of Cooper Industries plc (the "Company") appointed David A. Barta, age 48, to the position of Senior Vice President and Chief Financial Officer. His appointment will be effective upon his commencement of employment with the Company, which we anticipate will be May 17, 2010. For the past six years, Mr. Barta has served as Chief Financial Officer for Regal-Beloit Corporation, a manufacturer of electrical and mechanical motion control products. In that position, Mr. Barta was responsible for overseeing all the functions of the financial organization including accounting, treasury, tax, audit, investor relations and driving operational initiatives. Prior to joining Regal-Beloit, he spent nine years with Newell Rubbermaid Inc. serving in a number of increasingly responsible finance positions, most recently as Chief Financial Officer of the Levelor/Kirsch Division. A copy of the press release that the Company issued on April 27, 2010 announcing such appointment is filed herewith as Exhibit 99.1.

Mr. Barta will participate in the usual compensation and benefit programs available to an executive officer of the Company. He will receive an annual salary of $450,000. He is also eligible for an annual performance-based bonus under the Company’s Management Annual Incentive Plan with a potential payout of 0% to 130% of the salary midpoint for the Chief Financial Officer position. In accordance with the Company’s policy for granting long-term incentives under its Stock Incentive Plan, the Management Development and Compensation Committee of the Board of Directors has approved equity awards to be granted upon his commencement of employment with the Company. The grants will consist of 36,000 stock options, 18,000 performance shares (at the maximum performance level) for the 2010-2012 performance cycle and 40,000 restricted stock units. The grant of restricted stock units to Mr. Barta is intended to compensate him for awards previously made to him by his prior employer that are now not available to him.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders was held on April 27, 2010 in Houston, Texas. Five proposals, as described in Cooper's Proxy Statement dated March 12, 2010, were voted upon at the meeting. The following is a brief description of the matters voted upon and the voting results.

1. Proposal for the election of four directors:

Stephen G. Butler

Votes For: 126,050,292 (90.80%)
Votes Against: 12,050,625 (8.68%)
Votes Abstained: 708,798 (0.52%)
Broker Non-Votes: 10,251,641

Dan F. Smith

Votes For: 137,686,753 (99.19%)
Votes Against: 442,503 (0.31%)
Votes Abstained: 680,459 (0.50%)
Broker Non-Votes: 10,251,641

Gerald B. Smith

Votes For: 137,323,897 (98.92%)
Votes Against: 798,269 (0.58%)
Votes Abstained: 687,549 (0.50%)
Broker Non-Votes: 10,251,641

Mark S. Thompson

Votes For: 137,528,690 (99.07%)
Votes Against: 599,046 (0.43%)
Votes Abstained: 681,979 (0.50%)
Broker Non-Votes: 10,251,641

2. Proposal to consider the Company's Irish Statutory Accounts for the year ended December 31, 2009 and the related reports of the directors and auditors:

Votes For: 147,875,791 (99.20%)
Votes Against: 729,211 (0.49%)
Votes Abstained: 456,353 (0.31%)
Broker Non-Votes: 0

3. Proposal to appoint Ernst & Young LLP as independent auditors for the year ending December 31, 2010 and authorize the Audit Committee of the Board of Directors to set their remuneration:

Votes For: 148,200,111 (99.42%)
Votes Against: 750,633 (0.50%)
Votes Abstained: 110,611 (0.08%)
Broker Non-Votes: 0

4. Proposal to authorize any subsidiary of the Company to make market purchases of Company shares:

Votes For: 135,078,012 (97.31%)
Votes Against: 1,308,905 (0.94%)
Votes Abstained: 2,422,798 (1.75%)
Broker Non-Votes: 10,251,641

5. Proposal to authorize the reissue price range of treasury shares:

Votes For: 147,734,517 (99.10%)
Votes Against: 1,011,669 (0.68%)
Votes Abstained: 315,169 (0.22%)
Broker Non-Votes: 0

Item 9.01 Financial Statements and Exhibits.

99.1 Company press release dated April 27, 2010 titled "Cooper Industries Appoints New Senior Vice President and Chief Financial Officer".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries plc

April 30, 2010	By:	/s/ Terry A. Klebe

Name: Terry A. Klebe
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	"Cooper Industries Appoints New Senior Vice President and Chief Financial Officer"